EXHIBIT (d)(2)

                              LETTER OF TRANSMITTAL
                            To Accompany Certificates

                  Formerly Representing Shares of Common Stock
                                       of
                         AQUILA GAS PIPELINE CORPORATION

                                The Paying Agent:

                              THE BANK OF NEW YORK
                                 (800) 507-9357

             By Mail:                             By Hand or Overnight Courier:
    Tender & Exchange Department                  Tender & Exchange Department
            P. O. Box 11248                            101 Barclay Street
         Church Street Station                      Receive and Deliver Window
     New York, New York 10286-1248                   New York, New York 10286

       THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE
         READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Ladies and Gentlemen:

     On May 14, 1999, AEC Acquisitions, Inc., a Delaware corporation ("Merger Sub"), and a wholly-owned, indirect subsidiary of UtiliCorp United Inc., a Delaware corporation ("UtiliCorp"), was merged (the "Merger") with and into Aquila Gas Pipeline Corporation, a Delaware corporation ("AQP"), pursuant to the terms of the Plan of Merger adopted by Merger Sub. As a result of the Merger, holders, other than the Merger Sub, of certificates formerly representing shares of Common Stock, par value $.01 per share of AQP (collectively, the "Shares"), are entitled to receive $8.00 in cash without interest (the "Merger Consideration"), for each Share.

     To receive the Merger Consideration, please complete this Letter of Transmittal and deliver it along with your certificate(s) representing former Shares (the "Certificates") by mail, hand delivery or overnight courier to The Bank of New York (the "Paying Agent") at its address set forth above. DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned, the registered holder(s) of the following Certificate(s), or the transferee or assignee of such registered holder(s), hereby surrenders such Certificate(s) in exchange for the Merger Consideration.


                     DESCRIPTION OF CERTIFICATES SURRENDERED
Name(s) and Address(es) of Registered Holder(s)   Certificate(s) Surrendered
(Please fill in, if blank, exactly as name(s)   (Attached additional signed
        appear(s) on Certificate(s))                list if necessary)

                                            Certificate Number(s)    Number of Former Shares
                                                                          Evidenced by
                                                                         Certificate(s)


                                             Total Shares

     [ ] If one or more Certificates representing former Shares that you own have been lost or destroyed, check this box and see Instruction 11. Please fill out the remainder of this Letter of Transmittal and indicate here the number of former Shares evidenced by the lost or destroyed Certificates:
__________________________________________________________________.


     The undersigned understands that if the undersigned holds more than one Certificate, those Certificates must be exchanged in a single transaction for the Merger Consideration to which the undersigned is entitled.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to deliver and transfer the Certificates(s) delivered hereby, and that the Shares represented by such Certificate(s) are free and clear of all liens, restrictions, charges, irrevocable proxies (except as granted herein) and encumbrances and are not subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Paying Agent or AQP to be necessary or desirable to complete the delivery and transfer of the Certificate(s) delivered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Paying Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to the undersigned's Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to deliver the Certificate(s), together with all accompanying evidences of transfer and authenticity, upon receipt by the Paying Agent, as the undersigned's agent, of the consideration therefor, for cancellation to the stock transfer agent of AQP. All authority conferred or agreed to be conferred in this Letter of Transmittal will not be affected by, and will survive, the death or incapacity of the undersigned and all such authority and all obligations of the undersigned conferred herein will be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

     The undersigned understands that surrender is not made in acceptable form until the receipt by the Paying Agent of this Letter of Transmittal (or a facsimile hereof), properly


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

completed and signed, and of the Certificate(s), together with all accompanying evidences of authority in form satisfactory to the Paying Agent and any other required documents. The undersigned hereby acknowledges that delivery of the Certificate(s) will be effected and risk of loss and title to the Certificate(s) will pass only upon proper delivery thereof to the Paying Agent. All questions as to the validity, form and eligibility of any surrender of Certificate(s) hereunder will be determined by AQP, and such determination will be final and binding. Delivery of the Certificate(s) for surrender and cancellation is irrevocable.

     The undersigned understands that the Merger Consideration will be paid as promptly as practicable after the surrender of Certificate(s) is made in acceptable form.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the Merger Consideration in the name(s) of the registered holder(s) appearing above under "Description of Certificates Surrendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check(s) for the Merger Consideration to the address(es) of the registered holder(s) appearing above under "Description of Certificates Surrendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the Merger Consideration in the name(s) of, and delivery such check to, the person(s) so indicated.



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



                                    SIGN HERE

  (To be completed by all persons surrendering Certificates and executing this Letter of Transmittal. Please also complete Substitute Form W-9 on page 11.)


________________________________________________________________________________

________________________________________________________________________________
                      Signature(s) of Registered Holder(s)



Date: ________________________________________________________________________



(Must be signed by registered holder(s) exactly as name(s) appear(s) on the Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Certificates and documents transmitted herewith. If signature is by an agent, attorney-in-fact, administrator, executor, guardian, trustee, officer of a corporation or any other person acting in a fiduciary or representative capacity, please set forth full title.) (See Instruction 5.)

Name(s): ______________________________________________________________________

________________________________________________________________________________
                                (Please Print)

Capacity (full title): _________________________________________________________

Address: _____________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone No. (Business): ________________________________________

Taxpayer Identification or Social Security No.: ________________________________


                               SIGNATURE GUARANTEE
             (Complete Only If Required - See Instructions 4 and 7)

Authorized Signature: __________________________________________________________

Name of Firm: _________________________________________________________________

Date: _________________________________________________________________________



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

     PLEASE READ CAREFULLY THE INSTRUCTIONS BELOW. IF PAYMENT OF THE MERGER CONSIDERATION IS TO BE MADE TO SOMEONE OTHER THAN THE REGISTERED HOLDER(S), OR IS TO BE DELIVERED TO AN ADDRESS OTHER THAN THE REGISTERED HOLDER'S ADDRESS, A SIGNATURE GUARANTEE AND ADDITIONAL INFORMATION ARE REQUIRED. SEE INSTRUCTIONS 4 AND 7 BELOW.


                          SPECIAL PAYMENT INSTRUCTIONS
                               (See Instruction 4)

To be completed ONLY if a check for the Merger Consideration is to be made payable to someone other than the registered holder(s) set forth above.


ISSUE CHECK TO:

Name: ____________________________________
              (Please Print)
Address: __________________________________

___________________________________________
              (Include Zip Code)

___________________________________________
(Taxpayer Identification or Social Security
                 Number)

(You must complete Substitute Form W-9 and Signature Guarantee if you complete this box.)


                         SPECIAL DELIVERY INSTRUCTIONS
                               (See Instruction 7)

To be completed ONLY if a check is to be delivered to the registered holder(s) or someone other than the registered holder(s) at an address other than as set forth above.


DELIVER CHECK TO:

Name: _______________________________________
               (Please Print)
Address: ____________________________________

_____________________________________________
              (Include Zip Code)

______________________________________________
(Taxpayer Identification or Social Security
                  Number)

(You must complete Substitute Form W-9 and Signature Guarantee if you complete this box.)




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



                   INSTRUCTIONS FOR SURRENDERING CERTIFICATES

     All Certificates should be forwarded at one time for exchange in accordance with the following instructions.

1. DELIVERY INSTRUCTIONS. This Letter of Transmittal (or a facsimile hereof), properly completed, dated and executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, accompanied by all Certificates currently held by you, should be sent by mail, hand delivery or overnight courier to the Paying Agent at its address set forth on the first page hereof. The method of delivery of Certificates, this Letter of Transmittal and all other required documents is at the option and sole risk of the shareholder, and the delivery will be deemed made only when actually received by the Paying Agent. If such delivery is by mail, registered or certified mail with return receipt requested, properly insured, is recommended. For your convenience, a return envelope addressed to the Paying Agent is enclosed.

2. SIGNATURES. This Letter of Transmittal must be signed by or on behalf of the registered holder(s) of the Certificate(s) transmitted. If the Shares represented by such Certificate(s) are registered in the names of two or more persons, all such persons must sign this Letter of Transmittal. The signature(s) on this Letter of Transmittal must correspond exactly with the name(s) written on the face of the Certificate(s) transmitted, without alteration, enlargement or any other change whatsoever, unless the Shares described in this Letter of Transmittal have been assigned by the former holder(s), in which event this Letter of Transmittal should be signed in exactly the same form as the name of the last transferee appears in the transfers attached to or endorsed on the Certificate(s). See Instructions 4(a) and 4(b). If the Shares to be surrendered are registered in different names on different Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

3. PAYMENT OF MERGER CONSIDERATION TO SAME NAME. If your check representing the Merger Consideration is to be made payable to the registered holder(s) as inscribed on the surrendered Certificate(s), the surrendered Certificate(s) need not be endorsed and no guarantee of the signature(s) on this Letter of Transmittal is required. For corrections of name and change in name not involving change in ownership, see Instruction 4(c).

4. PAYMENT OF MERGER CONSIDERATION TO DIFFERENT NAMES. If your check representing the Merger Consideration is to be made payable to someone other than the registered holder(s) of the surrendered Certificate(s), you must follow the guidelines below. Note that in each circumstance listed below, shareholders must have signatures Medallion guaranteed and complete the box entitled "Special Payment Instructions."

          (a) ENDORSEMENT AND GUARANTEE. The Certificate(s) surrendered must be properly endorsed (or accompanied by appropriate stock powers properly executed) by the registered holder(s) of such Certificate(s) to the person who is to receive the Merger Consideration. The signature(s) of the registered holder(s) on the endorsement or stock powers must correspond

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

               exactly with the name(s) written on the face of the Certificate(s) in every way and must be Medallion guaranteed by an eligible guarantor institution, as defined below (a "Guarantor").


                  DEFINITION OF ELIGIBLE GUARANTOR INSTITUTION
                  --------------------------------------------

     Generally, an eligible guarantor institution, as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the "Exchange Act"), means:

                    (i) Banks (as the term is defined in Section 3(a) of the Federal Deposit Insurance Act);

                    (ii) Brokers, dealers, municipal securities dealers,
                         municipal securities brokers, government securities dealers and government securities brokers, as those terms are defined under the Exchange Act;

                    (iii)Credit unions (as the term is defined in Section
                         19(b)(1)(A) of the Federal Reserve Act);

                    (iv) National securities exchanges, registered securities
                         associations and clearing agencies, as those terms are used under the Exchange Act; and

                    (v) Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

          (b) TRANSFEREE'S SIGNATURE. This Letter of Transmittal must be signed by the transferee or assignee or his or her agent, and should not be signed by the transferor or assignor. The signature of such transferee or assignee must be Medallion guaranteed by a Guarantor as provided in Instruction 4(a).

          (c) CORRECTION OF OR CHANGE IN NAME. For a correction of name or for a change in name that does not involve a change in ownership, proceed as follows: For a change in name by marriage, etc., this Letter of Transmittal should be signed, e.g., "Mary Doe, now by marriage Mary Jones." For a correction of name, this Letter of Transmittal should be signed, e.g., "James E. Brown, incorrectly inscribed as J.E. Brown." The signature in each case should be Medallion guaranteed in the manner described in Instruction 4(a) above and the box entitled "Special Payment Instructions" should be completed. No stock transfer or other taxes are payable in connection with such corrections.

     You should consult your own tax advisor as to any possible tax consequences resulting from the payment of your Merger Consideration to someone other than the registered holder(s) of the surrendered Certificate(s).



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


     5. SUPPORTING EVIDENCE. In case any Letter of Transmittal, Certificate endorsement or stock power is executed by an agent, attorney-in-fact, administrator, executor, guardian, trustee or any other person acting in a fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, there must be submitted (with this Letter of Transmittal, surrendered Certificate(s) and/or stock powers) documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions where necessary), as well as evidence of the authority of the person making such execution to assign, sell or transfer the Shares. Such documentary evidence of authority must be in form satisfactory to the Paying Agent.

     6. STOCK TRANSFER TAXES. AQP will pay or cause to be paid any state stock transfer taxes applicable to the payment of the Merger Consideration in exchange for surrendered Certificate(s); provided however, that if a check for such Merger Consideration is to be made payable to any person(s) other than the registered holder(s) of the surrendered Certificate(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer of the surrendered Certificate(s) shall be delivered to the Paying Agent, or satisfactory evidence of the payment of such taxes or non-applicability thereof shall be submitted to the Paying Agent, before checks for the Merger Consideration will be issued or delivered.

     7. SPECIAL INSTRUCTIONS FOR DELIVERIES BY THE PAYMENT AGENT. Checks representing your Merger Consideration will be mailed to the address of the registered holder(s), unless instructions to the contrary are given in the box entitled "Special Delivery Instructions" and your signature(s) is Medallion guaranteed by a Guarantor as provided in Instruction 4(a).

     8. VALIDITY OF SURRENDER; IRREGULARITIES. All questions as to the validity, form and eligibility of Certificate(s) surrendered will be determined by AQP, and such determination will be final and binding. The Paying Agent and AQP reserve the absolute right to reject any or all surrenders that are defective or irregular and may request from persons making such surrenders such additional documents as the Paying Agent and AQP deem appropriate to correct such defects or irregularities. However, the Paying Agent and AQP reserve full discretion to waive any defect or irregularities in any surrender, and upon such waiver they may treat and receive any such defective or irregular surrenders as if no such defect or irregularity had been present. Surrenders will not be deemed to have been made until all defects or irregularities, which have not been waived, have been cured.

     9. ADDITIONAL COPIES. Additional copies of this Letter of Transmittal may be obtained from the Paying Agent at its address listed on the first page of this Letter of Transmittal.

     10. INADEQUATE SPACE. If the space provided in this Letter of Transmittal under "Description of Certificates Surrendered" is inadequate, the Certificate numbers and number of Shares should be listed on a separate schedule and attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal.


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


     11. LETTER OF TRANSMITTAL REQUIRED; SURRENDER OF CERTIFICATE(S); LOST CERTIFICATE(S). You will not receive the Merger Consideration for your Shares unless and until you deliver this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, to the Paying Agent, together with your Certificate(s), any required accompanying evidences of authority in form satisfactory to the Paying Agent and any other documents required by this Letter of Transmittal. If your Certificate(s) has (have) been lost or destroyed, check the box located under "Description of Certificates Surrendered," indicate the number of Shares lost, then complete and send in this Letter of Transmittal with the Certificate(s) that you do have in your possession. In such event, the Paying Agent will forward additional documentation necessary to be completed in order to surrender effectively such lost or destroyed Certificate(s). There may be a fee to replace lost Certificate(s).

     12. SUBSTITUTE FORM W-9. Each shareholder is required to provide the Paying Agent with a correct Taxpayer Identification Number ("TIN") on the substitute Form W-9 which is provided under "Important Tax Information" below and to certify whether such shareholder is subject to backup withholding of federal income tax. If a shareholder has been notified by the Internal Revenue Services that such shareholder is subject to backup withholding, such shareholder must cross out item
          (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the shareholder to 31% federal income tax withholding on the Merger Consideration. If the shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should check the "Awaiting TIN" box in part 2 of the Substitute Form W-9 and sign and date the Substitute Form W-9. If the "Awaiting TIN" box is checked in Part 2 and the Paying Agent is not provided with a TIN within 60 days, the Paying Agent will withhold 31% of the Merger Consideration to such shareholder until a TIN is provided to the Paying Agent.

     13. INQUIRIES. If you have any questions or need assistance relating to this Letter of Transmittal, please contact the Paying Agent at (800) 507-9357.

                                  PLEASE NOTE:

         YOU MUST SURRENDER ALL OF YOUR AQUILA GAS PIPELINE CORPORATION
                  CERTIFICATES WITH THIS LETTER OF TRANSMITTAL

                            IMPORTANT TAX INFORMATION

     Under the federal income tax laws, a shareholder is required by law to provide the Paying Agent with such shareholder's correct TIN on the Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Paying Agent is not provided with the correct TIN, the Internal Revenue Service may subject the shareholder to a $50 penalty. In addition, the Merger Consideration paid to such shareholder may be subject to backup withholding.


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


     If backup withholding applies, the Paying Agent is required to withhold 31% of the Merger Consideration paid to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are exempt recipients not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit an Internal Revenue Form W-8, signed under penalties of perjury, attesting to such individual's exempt status. A Form W-8 may be obtained from the Paying Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

PURPOSE OF SUBSTITUTE FORM W-9
------------------------------

     To prevent backup withholding on the Merger Consideration paid to a shareholder, a shareholder is required to notify the Paying Agent of such shareholder's correct TIN by completing the form below certifying that the TIN provided on the Substitute W-9 is correct (or that such shareholder is awaiting a TIN) and that (i) such shareholder is exempt from backup withholding or has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.



WHAT NUMBER TO GIVE THE PAYING AGENT
------------------------------------

     The shareholder is required to give the Paying Agent the social security number of TIN of the record holder of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the shareholder has not been issued a TIN and had applied for one or intends to apply for one in the near future, such shareholder should check the "Awaiting TIN" box in Part 2 of the Substitute Form W-9 and sign and date the Substitute Form W-9. If the "Awaiting TIN" box is checked in Part 2, the Paying Agent will reserve 31% of all cash payments to such shareholder until a TIN is provided to the Paying Agent. If the Paying Agent is not provided with a TIN within 60 days, the Paying Agent will withhold 31% of all cash payments to such shareholder until a TIN is provided to the Paying Agent.


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
                 TO BE COMPLETED BY ALL FORMER AQP SHAREHOLDERS
                              (See Instruction 12)

PAYER'S NAME: THE BANK OF NEW YORK
----------------------------------

SUBSTITUTE
FORM W-9

Department of the Treasury
Internal Revenue Service

Payer's Request for
Taxpayer
Identification
Number ("TIN")
-----------------------------------

PART 1 - PLEASE  PROVIDE YOUR TIN IN THE
BOX AT THE RIGHT AND  CERTIFY BY SIGNING
AND DATING BELOW.

________________________________________

Social Security Number or
Employer Identification Number

_____________________________

PART 2 - Awaiting TIN [  ]                       PART 3 - Exempt Payee [  ]

CERTIFICATION - Under penalties of perjury, I certify that:

     (1) The number shown on this form is my correct TIN (or I am awaiting for a number to be issued to me); and

     (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS: You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out Item (2).


SIGNATURE: __________________________ DATE: _________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF THE MERGER CONSIDERATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a taxpayer identification number within sixty (60) days.

Signature:

________________________________________________ Date:_________________________


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